EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (this “Extension”) is entered into as of March 31, 2010 with respect to the ASSET PURCHASE AGREEMENT, dated December 31, 2009, and as amended by that certain rider to the asset purchase agreement, dated March 31, 2010 (the “Purchase Agreement”), by and among Capital Growth Systems, Inc., a Florida corporation (“CGSI”), Global Capacity Group, Inc., a Texas corporation (“GCG”), and Global Capacity Direct, LLC (f/k/a Vanco Direct USA, LLC), a Delaware limited liability company (“Vanco” and, together with CGSI and GCG, the “Sellers”), and Global Telecom & Technology Americas, Inc., a Virginia corporation (“Buyer”).  Any capitalized terms used but not defined herein have the respective meanings set forth in the Purchase Agreement.

1.           Extension.  The parties hereby agree to amend and restate the definition of “Outside Date,” as defined in Section 1.5 of the Purchase Agreement.  “Outside Date” is hereby amended and restated to mean “April 30, 2010,” and all references to the “Outside Date” included in the Purchase Agreement shall be amended and restated accordingly.

2.           Scope of Extension.  This Extension relates solely to the matters set forth in Section 1 and, except as expressly set forth in Section 1, all of the provisions of the Purchase Agreement shall remain in full force and effect.  The terms of this Extension shall supersede any inconsistencies with the remainder of the Purchase Agreement.

3.           Governing Law.  THIS EXTENSION SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS.

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IN WITNESS WHEREOF, the parties to this Extension have duly executed it on the day and year first above written.

SELLERS:

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC.

By:
Name:
Title:

GLOBAL CAPACITY DIRECT, LLC F/K/A VANCO DIRECT USA, LLC

By:
Name:
Title:

BUYER:

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By:
Name:
Title: